Scudder
21st Century Growth Fund

Semiannual Report
February 28, 1997

Pure No-Load(TM) Funds

A fund investing primarily in securities of emerging growth companies poised to be leaders in the 21st century. For investors seeking long-term growth of capital.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                                Table of Contents

 2  In Brief

 3  Letter from the Fund's President

 4  Portfolio Summary

 5  Portfolio Management Discussion

 8  Investment Portfolio

14  Financial Statements

17  Financial Highlights

18  Notes to Financial Statements

21  Shareholder Meeting Results

22  Investment Products and Services

23  How to Contact Scudder

                                    In Brief

o Reflecting a difficult environment for small company growth stocks, Scudder 21st Century Growth Fund provided a total return of negative 7.83% for the period of almost six months beginning with its September 9, 1996 inception and ending February 28, 1997.

o The performance of small company growth stocks has lagged behind that of large companies since the middle of 1996, and we now see substantial value in this segment of the market.

o The health sector contains many dynamic small companies that are potentially on the verge of seeing long-term investments come to fruition. This is reflected in the significant weight given to health companies in the portfolio, currently at 24% of equity holdings. Letter From the Fund's President



                      2 - Scudder 21st Century Growth Fund

                        LETTER FROM THE FUND'S PRESIDENT
Dear Shareholders,

     We are pleased to welcome you as an investor in Scudder 21st Century Growth Fund, and to present the first semiannual report to shareholders, covering the abbreviated period beginning with the Fund's September 9, 1996 inception and ending February 28, 1997.

     As detailed in the management discussion that follows, the environment over the period covered by this report was a difficult one for investors in small company growth stocks, like those held by the Fund. However, in our view the small capitalization segment of the U.S. stock market currently is attractively valued, and we are excited about the prospects of many companies held by the Fund. Going forward, fund management will continue to apply intensive research in seeking to identify those small companies poised to become tomorrow's leaders. Scudder 21st Century Growth Fund remains an appropriate vehicle for investors willing to assume what may be significant short-term volatility in exchange for potentially high long-term total returns.

     The U.S. stock market continued to reach new heights early in 1997, following two years of exceptional performance, leading some investors to consider what, if any, adjustments should be made to their portfolios. In general, diversification across a number of asset classes, including small cap stocks, money market, fixed-income, and international, can provide balance to an investment portfolio. The performance of these distinct asset classes does not always move in tandem, helping to reduce a portfolio's overall price volatility.

     We'd like to take this opportunity to introduce a newcomer to Scudder's mutual fund lineup: Scudder Pathway Series. Pathway uses the `fund of funds' approach and offers four distinct portfolios: Conservative, Balanced, Growth, and International. Each portfolio invests in a select mix of Scudder Funds, providing flexibility, diversification, and simplicity for regular and retirement plan investors. For more information on Scudder Fund products and services, please turn to page 22. Or, visit our Internet Web site at http://funds.scudder.com.

     Thank you for your investment in Scudder 21st Century Growth Fund. We encourage you to call our Investor Relations representatives at 1-800-225-2470 with any questions; they will be happy to assist you, with no sales pressure.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder 21st Century Growth Fund

                      3 - Scudder 21st Century Growth Fund

PORTFOLIO SUMMARY as of February 28, 1997
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Holdings                    95%
Cash Equivalents                    5%

--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The portfolio is principally invested
in the stocks of small companies
positioned to be become leaders in
industries of the future.

--------------------------------------------------------------------------
SECTOR DIVERSIFICATION
(Excludes 5% Cash Equivalents)
--------------------------------------------------------------------------
Health                                    24%
Technology                                18%
Service Industries                        14%
Financial                                 11%
Consumer Discretionary                     8%
Manufacturing                              7%
Energy                                     5%
Media                                      3%
Durables                                   3%
Other                                      7%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Health sector holdings are
focused on biotechnology and
medical device companies.

--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(20% OF PORTFOLIO)
--------------------------------------------------------------------------
1.   NEOPROBE CORP.
     Research and development of a system for diagnosis and treatment of cancer

2.   ANALYSTS INTERNATIONAL CORP.
     Contract programming and software services

3.   STAFF BUILDINGS, INC.
     Provider of home health care services

4.   KEANE, INC.
     Provider of computer software project
     management and design

5.   SIMPSON MANUFACTURING COMPANY, INC.
     Maker of connectors used in building construction

6.   CAPMAC HOLDINGS INC.
     Provider of financial guaranty insurance

7.   ESC MEDICAL SYSTEMS LTD.
     Producer of devices for non-invasive treatment of benign vascular lesions

8.   ADVANCED LIGHTING TECHNOLOGIES, INC.
     Lighting products manufacturer

9.   IDX SYSTEMS CORP.
     Provider of health care information systems to physician groups and academic medical centers

10.  UNIVERSAL OUTDOOR HOLDINGS, INC.
     Outdoor advertising company


Top holdings include companies
in growth industries such
as information systems
and medical technology.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 8. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                      4 - Scudder 21st Century Growth Fund

                         Portfolio Management Discussion

Dear Shareholders,

The period covered by this report saw the performance of large company stocks far outstrip that of more growth-oriented small capitalization ("small cap") issues. Reflecting in large part a difficult environment for small company growth stocks, Scudder 21st Century Growth Fund provided a total return of negative 7.83% for the period of almost six months beginning with its September 9, 1996 inception and ending February 28, 1997.

To illustrate the divergence between the performance of stocks of large, more stable companies and small, higher-growth issues, for the full six-month period from the beginning of September 1996 through February 1997, the large cap S&P 500 Index provided a total return of 22.53%, versus only 1.46% for the unmanaged Russell 2000 Growth Index. The Russell 2000 Growth Index, a commonly used gauge of small company growth stock performance, includes companies with market capitalizations as high as $1.3 billion. Scudder 21st Century Growth Fund has a smaller cap tilt than the Index, focusing on companies with market capitalizations below $750 million; as a result, the Fund experienced a somewhat stronger headwind and lower returns than the Index over this period of large cap leadership.

             Market Punishes Small Company Earnings Disappointments

Erratic earnings are always a risk to investors in the small company sector of the stock market, and since the Fund began operations, earnings disappointments among these issues have been swiftly punished by investors. The Fund experienced its share of these earnings shocks, which can be divided roughly into two groups: one-time blips, reflective of mere growing pains, and reactions to endemic problems based on a fundamental weakness.

We believe Veterinary Centers of America (VCA) falls into the former category. VCA embarked on an aggressive acquisition strategy, going from 60 to 160 centers over a four month period. The company's accounting system was inadequate to handle the rapid pace of expansion, resulting in an earnings shortfall reported in November, and a stock price decline of more than 50%. In our view, this was a temporary setback unrelated to the company's fundamentals, and we continue to hold the stock. VCA is bringing professional management to former "mom and pop" veterinary operations, and should benefit from economies of scale going forward.

XLConnect, by contrast, is an example of an initial public offering that did not live up to its billing, and illustrates the risks of investing in an area of the market that includes many companies without a track record of any real length. The company is a spinoff of Intelligent Electronics, and is focused on the exploding area of computer systems consulting. The new entity, however, reported disappointing earnings for its first quarter as a public company, having been unable to compensate for the loss of support from its former parent's salesforce, and the stock price plummeted from the $25 range to around $6. Doubting that management can soon



                      5 - Scudder 21st Century Growth Fund
overcome this problem, we have eliminated the Fund's position in the stock.

                         Focus on Companies of Tomorrow

In general, we are looking for small companies where we expect the level and visibility of earnings growth going forward to be high. Many of the companies held by the Fund feature a high percentage of stock ownership by insiders -- nearly half of outstanding equity on a weighted average basis. This indicates to us that management's interests are generally very much in alignment with ours, as pure investors, and reflects our effort to find tomorrow's leading companies before they are generally recognized as such by the investment community.

Several of the Fund's top holdings illustrate our focus on the early identification of companies poised to provide solutions to tomorrow's problems or to apply more advanced techniques to meeting today's needs. We believe Simpson Manufacturing, one of the Fund's largest holdings, is well-positioned to benefit from a trend towards requiring new construction to be better able to withstand earthquakes, floods, hurricanes, and the like. Simpson provides connectors used in home construction to anchor support beams. The company, while still largely unknown, is expanding nationally, and reported an earnings increase of more than 50% for the fourth quarter of 1996. Moreover, Simpson is trading at levels in the neighborhood of 15 times projected 1997 earnings, a very reasonable multiple for a small growth company stock.

Advanced Lighting, another significant Fund holding, is a dominant provider of metal halide lighting, which mimics sunlight, is far more economical than conventional incandescent lighting, and runs at a much cooler temperature than halogen and is therefore less of a fire hazard. Currently used predominantly at stadiums, car lots, and indoor convention facilities, metal halide is beginning to make inroads with the consumer market. Advanced Lighting, despite recent sluggish stock price performance, has shown operating earnings growth in the 40% per annum range and appears ideally situated to capitalize as metal halide's share of the lighting market expands.

The health sector contains many dynamic small companies that, in our view, are on the verge of seeing long-term investments come to fruition. This is reflected in the substantial weight given to health companies in the portfolio, currently at 24% of equity holdings. Fund holdings in this area are focused on biotechnology and medical device companies that are solving problems or reducing the costs of care, rather than caregivers such as HMOs. For example, Perclose Inc. has developed a device that permits the leg artery, used to access the coronary artery in a heart bypass operation, to be sutured in a minimally invasive fashion following surgery. PLC Systems has a new laser-based "revascularization" device that in certain circumstances can be used in lieu of a bypass operation to promote the flow of blood to the heart. Agouron has a product superior to Merck's protease inhibitor, used in fighting AIDS; we began selling the company at a handsome profit once its market cap exceeded our guidelines.



                      6 - Scudder 21st Century Growth Fund

                             Outlook: Signs of Value

The performance of small company growth stocks in the aggregate has lagged that of large companies since the middle of 1996. Accordingly, we now see substantial value in this segment of the market. The price-to-earnings ratio (P/E) of small growth stocks based on anticipated 1997 earnings is only 23% higher than that for the S&P 500, while at the same time our long-term expected earnings growth rate for small growth stocks of 27% is a multiple of the 7% projected for S&P stocks. Moreover, small company growth stocks are selling at P/Es comparable to large stocks based on projected earnings for 1998, meaning that investors may actually be paying no premium for much higher expected earnings.

While the Fund's performance over the brief period since its inception has been disappointing, we are confident that the Fund is appropriate for long-term investors willing to assume above average volatility in order to participate in high growth areas of the economy. Going forward, we will continue to apply intensive research to identify companies that we believe have the potential to be leaders in the 21st century.

Sincerely,

Your Portfolio Management Team

/s/Peter Chin                 /s/Roy C. McKay

Peter Chin                    Roy C. McKay



                      7 - Scudder 21st Century Growth Fund

            Investment Portfolio as of February 28, 1997 (Unaudited)

                                                                                                            Principal       Market
                                                                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 5.4%
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 2/28/97 at
  5.31%, to be repurchased at $732,324 on 3/3/97, collateralized by a $730,000
  U.S. Treasury Bond, 7.125%, 2/15/23 (Cost $732,000) ...............................................         732,000        732,000

                                                                                                              Shares
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks 94.6%
------------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 7.6%
Apparel & Shoes 0.5%
St. John Knits Inc. (Manufacturer of woman's clothing) ..............................................          1,600          65,600
                                                                                                                        ------------
Department & Chain Stores 1.1%
Men's Wearhouse Inc.* (Discount retailer) ...........................................................          1,000          23,625
Renters Choice, Inc.* (Operator of rent-to-own stores offering home electronics,
  appliances, furniture and accessories) ............................................................          9,000         124,875
                                                                                                                        ------------
                                                                                                                             148,500
                                                                                                                        ------------
Hotels & Casinos 0.7%
Anchor Gaming* (Operator of gaming machines and casinos) ............................................          3,100          96,100
                                                                                                                        ------------
Recreational Products 1.7%
Family Golf Centers, Inc.* (Operator of golf-related recreational facilities) .......................          8,600         236,500
                                                                                                                        ------------
Specialty Retail 3.6%
Gadzooks, Inc.* (Specialty retailer of brand name casual apparel for teenagers) .....................         10,000         245,000
Wilmar Industries, Inc.* (National distributor of repair and maintenance products
  for the apartment housing market) .................................................................         12,900         238,650
                                                                                                                        ------------
                                                                                                                             483,650
                                                                                                                        ------------
Consumer Staples 1.9%
Alcohol & Tobacco 0.4%
Robert Mondavi Corp. "A"* (Premium wine producer) ...................................................          1,400          57,400
                                                                                                                        ------------
Food & Beverage 1.5%
Fletcher's Fine Foods Ltd.* (Pork producer) .........................................................         13,300         147,963
Fresh America Corp.* (Integrated food distribution management company) ..............................          4,500          60,750
                                                                                                                        ------------
                                                                                                                             208,713
                                                                                                                        ------------
Health 22.7%
Biotechnology 6.0%
Alliance Pharmaceutical Corp.* (Developer of products for treatment of immune
  system disorders, cancer, respiratory distress syndrome) ..........................................          9,500         118,750
ESC Medical Systems Ltd.* (Producer of devices for non-invasive treatment of
  benign vascular lesions) ..........................................................................          7,600         260,300

    The accompanying notes are an integral part of the financial statements


                    8 -- SCUDDER 21ST CENTURY GROWTH FUND

                                                                                                                            Market
                                                                                                              Shares       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NABI, Inc.* (Leading biopharmaceutical company in development of products to
  prevent and treat autoimmune and infectious diseases) .............................................         11,200         107,800
Neoprobe Corp.* (Research and development of a system for diagnosis and treatment
  of cancer) ........................................................................................         18,600         319,688
Norland Medical Systems, Inc.* (Marketer of systems used in diagnosis of bone
  disorders) ........................................................................................          1,600          11,200
                                                                                                                        ------------
                                                                                                                             817,738
                                                                                                                        ------------
Health Industry Services 4.1%
IDX Systems Corp.* (Provider of health care information systems to physician
  groups and academic medical centers) ..............................................................           8,200        258,300
Staff Buildings, Inc. "A"* (Provider of home health care services) ..................................         100,000        293,750
                                                                                                                        ------------
                                                                                                                             552,050
                                                                                                                        ------------
Hospital Management 1.7%
Karrington Health, Inc.* (Owner and operator of private pay assisted living
  residences) .......................................................................................          9,400         104,575
Sunrise Assisted Living, Inc.* (Provider of assisted living to the elderly) .........................          4,600         128,800
                                                                                                                        ------------
                                                                                                                             233,375
                                                                                                                        ------------
Medical Supply & Specialty 4.6%
Biosource International, Inc.* (Supplier of immunological reagents and test
  kits used in biomedical research) .................................................................         15,600         126,750
Endosonics Corp.* (Manufacturer of imaging catheters) ...............................................          9,500         108,063
PLC Systems Inc.* (Developer, manufacturer and marketer of medical laser systems) ...................         10,900         234,350
Perclose, Inc.* (Developer and producer of minimally invasive single-use systems
  to close arterial access sites surgically) ........................................................          6,000         146,250
                                                                                                                        ------------
                                                                                                                             615,413
                                                                                                                        ------------
Pharmaceuticals 6.3%
Agouron Pharmaceuticals, Inc.* (Developer of therapeutic and synthetic drugs for
   treatment of cancer and other diseases) ..........................................................          1,400         123,200
Alkermes, Inc.* (Pharmaceutical company developing products to aid treatment of
  central nervous system) ...........................................................................          5,800         144,275
Cyanotech Corp.* (Producer of algal products for nutritional and pharmaceutical
  markets) ..........................................................................................         18,700         119,213
North American Vaccine, Inc.* (Developer of immunological products) .................................          4,900         110,863
Noven Pharmaceuticals, Inc.* (Transdermal drug delivery systems) ....................................          8,800         118,800
SciClone Pharmaceuticals, Inc.* (Developer of pharmaceuticals for infectious
  diseases, cancer and immune system disorders) .....................................................         15,000         101,250
Sugen, Inc.* (Developer of small molecule drugs for use in cancer and diabetes
  treatment) ........................................................................................         10,400         132,600
                                                                                                                        ------------
                                                                                                                             850,201
                                                                                                                        ------------
Communications 1.0%
Cellular Telephone
CommNet Cellular, Inc.* (Management, maintenance and financing of cellular
  telephone systems throughout the United States) ...................................................          5,100         130,050
                                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements


                    9 -- SCUDDER 21ST CENTURY GROWTH FUND

                                                                                                                            Market
                                                                                                              Shares       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Financial 10.6%
Banks 5.7%
Corus Bankshares, Inc. (Commercial bank holding company) ............................................          3,700         127,650
First Federal Financial Corp.* (Commercial bank holding company) ....................................          5,600         145,600
Jefferson Bankshares Inc. (Commercial bank) .........................................................          4,600         134,550
Magna Group, Inc. (Commercial banking and financial services) .......................................          7,600         242,250
Southwest Bancorporation of Texas, Inc.* (Commercial bank holding company) ..........................          6,700         128,975
                                                                                                                        ------------
                                                                                                                             779,025
                                                                                                                        ------------
Insurance 4.9%
CapMAC Holdings Inc. (Provider of financial guaranty insurance) .....................................          8,000         262,000
Compdent Corp.* (Provider of dental coverage in the managed dental care industry) ...................          4,700         141,588
Meadowbrook Insurance Group. Inc. (Insurance holding company) .......................................         11,800         253,700
                                                                                                                        ------------
                                                                                                                             657,288
                                                                                                                        ------------
Media 3.1%
Advertising 1.9%
Universal Outdoor Holdings, Inc.* (Outdoor advertising company) .....................................          9,400         253,800
                                                                                                                        ------------
Broadcasting & Entertainment 1.2%
International Family Entertainment, Inc. "B"* (Production and distribution of
  entertainment programming) ........................................................................          8,700         166,388
                                                                                                                        ------------
Service Industries 13.5%
EDP Services 3.9%
Analysts International Corp. (Contract programming and software services) ...........................         11,400         307,800
CCC Information Services Group* (Computerized data management software and systems
  for auto collision estimates for insurers and repair shops) .......................................          6,500          94,250
Computer Horizons Corp.* (Diversified information technology services and solutions) ................          4,600         119,600
                                                                                                                        ------------
                                                                                                                             521,650
                                                                                                                        ------------
Environmental Services 0.2%
Commodore Applied Technologies, Inc.* (Developer of environmental technologies) .....................          3,900          24,131
                                                                                                                        ------------
Miscellaneous Commercial Services 9.4%
Alternative Resources Corp.* (Provider of technical personnel specializing in
  information services) .............................................................................         14,900         229,088
CMG Information Services, Inc.* (Developer of information-based products and
  services for direct marketing) ....................................................................         16,600         219,950
Cornell Corrections, Inc.* (Developer and operator of correctional, detention
  and pre-release facilities) .......................................................................         10,500         111,563
G & K Services Inc. "A" (Uniform rentals) ...........................................................          7,700         249,288
National Processing, Inc.* (Low-cost, high-volume card and check transaction
  processing) .......................................................................................          6,300          68,513

    The accompanying notes are an integral part of the financial statements


                   10 -- SCUDDER 21ST CENTURY GROWTH FUND

                                                                                                                            Market
                                                                                                              Shares       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
RTW, Inc.* (Provider of comprehensive managed care products and services for
  workers' compensation programs) ...................................................................          5,300          47,700
Sitel Corp.* (Nebraska-based telemarketing company for major credit-card and
  insurance companies) ..............................................................................         12,800         212,800
Veterinary Centers of America, Inc.* (Owner and manager of veterinary hospitals) ....................         12,400         131,750
                                                                                                                        ------------
                                                                                                                           1,270,652
                                                                                                                        ------------
Durables 2.6%
Automobiles 1.8%
Tower Automotive, Inc.* (Producer of engineered metal stampings and assemblies
  for automotive industry) ..........................................................................          6,300         241,763
                                                                                                                        ------------
Telecommunications Equipment 0.8%
AML Communications, Inc.* (Manufacturer of amplifiers and related products for
  communications markets) ...........................................................................         12,300         110,700
                                                                                                                        ------------
Manufacturing 6.9%
Containers & Paper 1.1%
Aptargroup, Inc. (Manufacturer of packaging equipment components) ...................................          3,600         143,100
                                                                                                                        ------------
Diversified Manufacturing 0.4%
Alyn Corp.* (Manufacturer of consumer and industrial materials) .....................................          5,400          50,625
                                                                                                                        ------------
Electrical Products 1.9%
Advanced Lighting Technologies, Inc.* (Manufacturer of metal halide lighting
  products) .........................................................................................         11,400         259,350
                                                                                                                        ------------
Industrial Specialty 3.5%
Lydall, Inc.* (Engineered fiber materials) ..........................................................          5,500         123,750
National-Oilwell, Inc.* (Manufacturer of oil and gas drilling equipment) ............................          5,600         172,200
Thermo Fibergen Inc.* (Recovery equipment for recycling pulp and paper residue) .....................         15,800         165,900
Thermo Fibergen Inc. Rights* ........................................................................          6,400          18,400
                                                                                                                        ------------
                                                                                                                             480,250
                                                                                                                        ------------
Technology 16.7%
Computer Software 9.4%
Advent Software, Inc.* (Provider of stand-alone and client/server software
  products) .........................................................................................          3,300          75,900
Aurum Software, Inc.* (Developer of sales and marketing information software) .......................          5,200          95,550
Avant! Corp.* (Developer and marketer of integrated circuit design automation
  software) .........................................................................................          2,900          88,450
CBT Group PLC (ADR)* (Developer and publisher of software focusing on client/server
  technologies) .....................................................................................          3,800         207,100
Keane, Inc.* (Provider of computer software project management and design
  development services) .............................................................................          7,700         271,425
Project Software & Development, Inc.* (Developer of software used for management
  of equipment maintenance) .........................................................................          2,700          95,850

    The accompanying notes are an integral part of the financial statements


                     11 -- SCUDDER 21ST CENTURY GROWTH FUND

                                                                                                                            Market
                                                                                                              Shares       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Pure Atria Corp.* (Developer of diagnostic and testing products for managing
  software projects) ................................................................................          5,800         111,288
Technology Modeling Associates, Inc.* (Physical simulation software for
  integrated circuit design and manufacturing) ......................................................          7,200         108,000
Vantive Corp.* (Provider of customer interaction applications software) .............................          9,500         211,375
                                                                                                                        ------------
                                                                                                                           1,264,938
                                                                                                                        ------------
EDP Peripherals 0.7%
Network Appliance, Inc.* (Designer and manufacturer of network data storage devices) ................          2,300          92,000
                                                                                                                        ------------
Electronic Components/Distributors 2.2%
Rofin-Sinar Technologies Inc.* (Manufacturer of laser products use for cutting
  and welding) ......................................................................................         10,000         140,000
Trident International, Inc.* (Manufacturer of impulse ink jet subsystems) ...........................          6,900         156,975
                                                                                                                        ------------
                                                                                                                             296,975
                                                                                                                        ------------
Office/Plant Automation 1.8%
Cognex Corp.* (Manufacturer of machine vision systems) ..............................................         13,600         246,500
                                                                                                                        ------------
Semiconductors 2.6%
Cymer, Inc.* (Provider of laser illumination sources for ultra-violet
  photolithography systems) .........................................................................          2,800         103,250
ESS Technology, Inc.* (Producer of mixed signal semiconductor audio solutions
  for multimedia desktop and notebook computer manufacturers) .......................................          4,900         128,931
Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) ..........................          3,000         125,806
                                                                                                                        ------------
                                                                                                                             357,987
                                                                                                                        ------------
Energy 4.2%
Oil & Gas Production 3.4%
Benton Oil & Gas Co.* (Oil and gas exploration, development and production) .........................          7,800         118,950
Lomak Petroleum, Inc. (Exploration and development of oil and gas properties) .......................          7,200         115,200
Nuevo Energy Co.* (Oil and gas exploration, development and production) .............................          5,600         232,400
                                                                                                                        ------------
                                                                                                                             466,550
                                                                                                                        ------------
Oilfield Services/Equipment 0.8%
Global Industries Ltd.* (Pipeline construction, derrick and diving services for
  offshore oil and gas industry) ....................................................................          6,200         113,150
                                                                                                                        ------------
Metals & Minerals 0.8%
Steel & Metals
RMI Titanium Co.* (Producer of titanium products) ...................................................          6,000         108,000
                                                                                                                        ------------
Construction 2.0%
Building Materials
Simpson Manufacturing Co., Inc.* (Manufacturer of wood-to-wood, wood-to-concrete
  and wood-to-masonry connectors) ...................................................................         10,400         265,200
                                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements


                     12 -- SCUDDER 21ST CENTURY GROWTH FUND

                                                                                                                            Market
                                                                                                              Shares       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Transportation 1.0%
Marine Transportation
Trico Marine Services, Inc.* (Provider of marine support services for offshore oil
and gas exploration and production operations) ......................................................          3,300         133,650
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $13,465,754)                                                                                    12,798,962
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $14,197,754) (a)                                                                13,530,962
------------------------------------------------------------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $14,197,754. At February 28, 1997, net unrealized depreciation for all securities based on tax cost was $666,792. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $639,976 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,306,768.

    The accompanying notes are an integral part of the financial statements


                     13 -- SCUDDER 21ST CENTURY GROWTH FUND

                              Financial Statements

                       Statement of Assets and Liabilities
                       as of February 28, 1997 (Unaudited)

 Assets
 ----------------------------------------------------------------------------------------------------------------------------
      Investments, at market (identified cost $14,197,754) (Note A) ........     $  13,530,962
      Cash .................................................................               781
      Receivable for Investments sold ......................................           446,914
      Receivable for Fund shares sold ......................................            67,796
      Dividends and interest receivable ....................................             2,008
      Due from Adviser (Note C) ............................................           127,858
      Deferred organization expenses (Note A) ..............................            22,034
                                                                                 ----------------
      Total assets .........................................................        14,198,353

 Liabilities
 ----------------------------------------------------------------------------------------------------------------------------
      Payable for investments purchased ....................................           302,503
      Payable for Fund shares redeemed .....................................            12,731
      Accrued management fee (Note C) ......................................            37,719
      Other accrued expenses (Note C) ......................................           157,827
                                                                                 ----------------
      Total liabilities ....................................................           510,780
      -------------------------------------------------------------------------------------------
      Net assets, at market value                                                $  13,687,573
      -------------------------------------------------------------------------------------------

 Net Assets
 ----------------------------------------------------------------------------------------------------------------------------
      Net assets consist of:
      Accumulated net investment loss ......................................           (34,937)
      Unrealized depreciation on investments ...............................          (666,792)
      Accumulated net realized loss ........................................          (506,931)
      Paid-in capital ......................................................        14,896,233
      -------------------------------------------------------------------------------------------
      Net assets, at market value                                                $  13,687,573
      -------------------------------------------------------------------------------------------

 Net Asset Value
 ----------------------------------------------------------------------------------------------------------------------------
      Net Asset Value, offering and redemption price (Note A) per share
      ($13,687,573 / 1,237,706 outstanding shares of beneficial interest,        ----------------
      $.01 par value, unlimited number of shares authorized) ...............            $11.06
                                                                                 ----------------

    The accompanying notes are an integral part of the financial statements


                     14 -- SCUDDER 21ST CENTURY GROWTH FUND

                             Statement of Operations
                 for the period September 9, 1996 (commencement of operations) to February 28, 1997 (Unaudited)

 Investment Income
 ------------------------------------------------------------------------------------------------------------------------------
      Income:
      Dividends ............................................................     $       4,799
      Interest .............................................................            25,257
                                                                                 -----------------
                                                                                        30,056
      Expenses:
      Management fee (Note C) ..............................................            37,719
      Services to shareholders (Note C) ....................................            43,979
      Custodian and accounting fees (Note C) ...............................            35,967
      Trustees' fees and expenses (Note C) .................................            11,893
      Auditing .............................................................            12,150
      Registration fees ....................................................            20,728
      Reports to shareholders ..............................................            16,861
      Legal ................................................................             6,261
      Amortization of organization expense (Note A) ........................             2,306
      Other ................................................................             4,987
                                                                                 -----------------
      Total expenses before reductions .....................................           192,851
      Expense reductions (Note C) ..........................................          (127,858)
                                                                                 -----------------
      Expenses, net ........................................................            64,993
      --------------------------------------------------------------------------------------------
      Net investment loss                                                              (34,937)
      --------------------------------------------------------------------------------------------

 Realized and unrealized loss on investment transactions
 ------------------------------------------------------------------------------------------------------------------------------
      Net realized loss from investments ...................................          (506,931)
      Net unrealized depreciation during the period on investments .........          (666,792)
      --------------------------------------------------------------------------------------------
      Net loss on investment transactions                                           (1,173,723)
      --------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from operations                       $  (1,208,660)
      --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements


                     15 -- SCUDDER 21ST CENTURY GROWTH FUND

                       Statement of Changes in Net Assets

                                                                               For the Period
                                                                             September 9, 1996
                                                                              (commencement of
                                                                               operations) to
                                                                             February 28, 1997
 Increase (Decrease) in Net Assets                                              (Unaudited)
 -----------------------------------------------------------------------------------------------------------
      Operations:
      Net investment loss ...............................................      $   (34,937)
      Net realized loss from investment transactions ....................         (506,931)
      Net unrealized depreciation on investment transactions during
      the period ........................................................         (666,792)
                                                                            ---------------------
      Net decrease in net assets resulting from operations ..............       (1,208,660)
                                                                            ---------------------
      Fund share transactions:
      Proceeds from shares sold .........................................       15,725,168
      Cost of shares redeemed ...........................................         (835,991)
      Redemption fees (Note A) ..........................................            5,856
                                                                            ---------------------
      Net increase in net assets from Fund share transactions ...........       14,895,033
                                                                            ---------------------
      Increase in net assets ............................................       13,686,373
      Net assets at beginning of period .................................            1,200
      Net assets at end of period (including accumulated net                ---------------------
      investment loss of $34,937) .......................................      $13,687,573
                                                                            ---------------------

 Other information
 -----------------------------------------------------------------------------------------------------------
      Increase (decrease) in Fund shares
      Shares outstanding at beginning of period .........................              100
                                                                            ---------------------
      Shares sold .......................................................        1,308,988
      Shares redeemed ...................................................          (71,382)
                                                                            ---------------------
      Net increase in Fund shares .......................................        1,237,606
                                                                            ---------------------
      Shares outstanding at end of period ...............................        1,237,706
                                                                            ---------------------

    The accompanying notes are an integral part of the financial statements


                     16 -- SCUDDER 21ST CENTURY GROWTH FUND

                              Financial Highlights
                        Letter From the Fund's President

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                             For the Period
                                                                                           September 9, 1996
                                                                                           (commencement) of
                                                                                             operations) to
                                                                                           February 28, 1997
                                                                                               (Unaudited)
 ----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ....................................................      $12.00
                                                                                            ---------------------
 Income from investment operations: ......................................................        (.05)
 Net investment loss
 Net realized and unrealized loss on investments .........................................        (.90)
                                                                                            ---------------------
 Total from investment operations ........................................................        (.95)
                                                                                            ---------------------
 Redemption fees (Note A) ................................................................         .01
                                                                                            ---------------------
 Net asset value, end of period ..........................................................      $11.06
 ----------------------------------------------------------------------------------------------------------------
 Total Return (%) (b) ....................................................................       (7.83)(c)**
 Ratios and Supplemental Data
 Net assets, end of period ($ millions) ..................................................          14
 Ratio of operating expenses, net to average daily net assets (%) ........................        1.75*
 Ratio of operating expenses before expense reductions, to average daily net assets (%)...        5.20*
 Ratio of net investment income to average daily net assets (%) ..........................        (.94)*
 Portfolio turnover rate (%) .............................................................        81.3*
 Average commission rate paid ............................................................      $.0378

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect of the 1% redemption fee on shares held less than one year.
*    Annualized
**   Not annualized


                     17 -- SCUDDER 21ST CENTURY GROWTH FUND

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder 21st Century Growth Fund (the "Fund") is a diversified series of Scudder Securities Trust, a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income


                     18 -- SCUDDER 21ST CENTURY GROWTH FUND

(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the period September 9, 1996 (commencement of operations) to February 28, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $17,250,434 and $3,277,749, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of the Fund's management fee until August 31, 1997 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the period September 9, 1996 (commencement of operations) to February 28, 1997, the Adviser did not impose any portion of its management fee amounting to $37,719. Further, due to the limitations of such Agreement the Adviser also reimbursed the Fund for other expenses, which amounted to $33,243. The Adviser's reimbursement payable to the Fund for the period September 9, 1996 (commencement of operations) to February 28, 1997 amounted to $127,858.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the period September 9, 1996 (commencement of operations) to February 28, 1997, SSC did not impose all of its fee, which amounted to $36,645.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the period September 9, 1996 (commencement of operations) to February 28, 1997, STC did not impose any portion of its fee, which amounted to $876.


                     19 -- SCUDDER 21ST CENTURY GROWTH FUND

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the period September 9, 1996 (commencement of operations) to February 28, 1997, SFAC did not impose any portion of its fee, which amounted to $19,375.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the period September 9, 1996 (commencement of operations) to February 28, 1997 the Trustees' fees and expenses aggregated $11,893.


                     20 -- SCUDDER 21ST CENTURY GROWTH FUND

                           Shareholder Meeting Results

A special meeting of shareholders of Scudder 21st Century Growth Fund was held on Monday, December 2, 1996, at the offices of Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York. The two matters voted upon by the shareholders and the resulting votes for each matter are presented below.

1. The election of eight Trustees to hold office until their respective successors shall have been duly elected and qualified.

                Trustee                             Number of Votes:
                -------                             ----------------
                                             For                      Witheld               Broker Non-Votes*
                                             ---                      -------               -----------------

       Daniel Pierce                       171,761                      885                         0
       Paul Bancroft III                   171,761                      885                         0
       Thomas J. Devine                    171,761                      885                         0
       Keith R. Fox                        171,961                      685                         0
       Dudley H. Ladd                      171,961                      685                         0
       Dr. Wilson Nolen                    171,961                      685                         0
       Kathryn L. Quirk                    171,961                      685                         0
       Dr. Gordon Shillinglaw              171,761                      885

2. Ratification or rejection of the action taken by the Board of Trustees in selecting Coopers & Lybrand L.L.P as independent accountants for the fiscal year ending August 31, 1997.

                                                    Number of Votes:
                                                    ----------------
                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------

                167,779                     1,332                      3,535                        0




* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                      21 - Scudder 21st Century Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                      22 - Scudder 21st Century Growth Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------

     For existing account services and transactions

          Scudder Investor Relations -- 1-800-225-5163

     For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

          Scudder Electronic Account Services -- http://funds.scudder.com

     For information about your Scudder accounts, exchanges and redemptions

          Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------

     For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

          Scudder Investor Relations -- 1-800-225-2470
                                        Investor.Relations@scudder.com

          Scudder's World Wide Web Site -- http://funds.scudder.com

     For establishing 401(k) and 403(b) plans

          Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------

     To receive information about this discount brokerage service and to obtain an application

          Scudder Brokerage Services* -- 1-800-700-0820

Personal CounselSM -- A Managed Fund Portfolio Program
--------------------------------------------------------------------------------

     To receive information about this mutual fund portfolio guidance and management program

          Personal Counsel from Scudder -- 1-800-700-0183

Please address all correspondence to
--------------------------------------------------------------------------------

          The Scudder Funds
          P.O. Box 2291
          Boston, Massachusetts
          02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------

     Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

          Boca Raton            Chicago               San Francisco
          Boston                New York


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.



                      23 - Scudder 21st Century Growth Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER